[front of certificate]

                    INNOVATIVE COATINGS CORPORATION

           Incorporated under the laws of the state of Georgia
            Authorized: 20,000,000 Common Shares, No Par Value

     NUMBER                                                 SHARES

This Certifies that

is the owner of

           fully paid and non-assessable shares, no par value of

                   Innovative Coatings Corporation

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated: ____________

                        [CORPORATE SEAL]
Secretary                                         President

                         [back of certificate]

                    Innovative Coatings Corporation
                     Corporate Stock Transfer, Inc.
                       Transfer Fee:  As Required

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common
                                 UNIF GIFT MIN ACT ______ Custodian for ___
                                                  (Cust.)          (Minor)
                                   under Uniform Gifts to Minors
                                   Act of ___________________________
                                                   (State)
TEN ENT - as tenants by the entireties

JT TEN -  as joint tenants with a right
          of survivorship and not as
          tenants in common

   Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto

                 PLEASE INSERT SOCIAL SECURITY OR OTHER
                      IDENTIFYING NUMBER OF ASSIGNEE

                     -------------------------------

          Please print or type name and address of assignee
-----------------------------------------------------------------
-----------------------------------------------------------------
------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
-----------------------------------------------------------------
-----------------------------------------------------------------

Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated --------- 20 ----------

SIGNATURE GUARANTEED:              X__________________________
                                   X__________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.